Exhibit 10.53

KAYLARE HOLDINGS LTD.

Subscription Documents
Common Shares

KAYLARE HOLDINGS LTD.
SUBSCRIPTION INSTRUCTIONS
Subscription to invest in Common Shares, par value $0.01 per share (the “Common Shares”), of KaylaRe Holdings Ltd. (the “Company”) may be made only by means of the completion, execution, delivery and acceptance of the subscription documents in this package (the “Subscription Documents”) as follows:

•	Completion of the Subscription Documents, which include:

◦
Subscription Agreement, Common Shareholders’ Agreement and Registration Rights Agreement: Review the Subscription Agreement, the Common Shareholders’ Agreement (the “Shareholders’ Agreement”) and the Registration Rights Agreement (the “Registration Rights Agreement”), copies of which have been made available. Date and sign the Signature Pages to the Subscription Agreement (the “Signature Pages”), which constitutes your signature to each of the Subscription Agreement, the Shareholders’ Agreement and the Registration Rights Agreement.

◦	Subscription Agreement Signature Pages: The Signature Pages are only complete if all information requested on the Signature Pages is provided.

◦
IRS Form W-9, Form W-8: A FATCA compliant Form W-9 or W-8 is required from each Subscriber. A Subscriber that is a “United States person” for U.S. federal income tax purposes, as defined in Part II of Appendix A, or is an entity that is disregarded for U.S. federal income tax purposes (a “Disregarded Entity”) that is owned by a “United States person” for U.S. federal income tax purposes, as defined in Part II of Appendix A, should complete and sign IRS Form W-9 to certify its tax identification number. The requirement to complete a Form W-9 applies to all United States persons, including those who are exempt from U.S. federal income taxation. A Subscriber that is not a “United States person” for U.S. federal income tax purposes, as defined in Part II of Appendix A, or is a Disregarded Entity that is wholly-owned by a single person or entity that is not a “United States person” for U.S. federal income tax purposes, as defined in Part II of Appendix A, should complete and sign the appropriate IRS Form W-8. In the case of a Disregarded Entity, the Form W-9 or W-8 should be completed and signed by the owner.

•
Delivery of Completed Subscription Documents: Please return completed Subscription Documents to Clifford Chance US LLP by emailing to document to the attention of Kirsten Gaeta at Kirsten.Gaeta@cliffordchance.com, with a copy to Tara Mendez at Tara.Mendez@cliffordchance.com.

•	RETAIN A COPY FOR YOUR FILES.

Subscription Payments; Closing Date. Payments for the amounts subscribed must be deposited in readily available funds in the Company’s account (as indicated on the Payment Information page immediately following these instructions) no later than the proposed date of closing for this subscription. A representative of the Company will contact you in advance of the proposed closing date to inform you of the proposed closing date and the applicable funding instructions.
Acceptance of Subscriptions. The acceptance of subscriptions is within the absolute discretion of the Company, which may require additional information prior to making a determination. The Company will seek to notify the Subscriber of the Company’s acceptance or rejection of the subscription prior to the date of subscription. If the subscription is rejected, the Company will promptly refund (without interest) to the Subscriber any subscription payments received by the Company from such Subscriber.
E-mail Correspondence. Unless the Subscriber elects otherwise, the e-mail address provided in the Signature Pages shall be used to notify the Subscriber of any notices, reports, requests, demands, consents and other communications. The Company may also provide links to relevant documentation by e-mail and such communications shall constitute notice.

Disclosure of Identity. Please note that the Company is required to maintain its register of members in Bermuda. The register of members will contain the name and address of each member, the number of shares held by such member and in respect of any shares that are not fully paid, the amount paid up thereon. Except when the register of members is closed under the provisions of the Companies Act 1981 of Bermuda (the “Companies Act”), the register of members of the Company shall during business hours (subject to such reasonable restrictions as the Company may impose so that not less than two hours in each day be allowed for inspection) be open for inspection by members of the general public without charge. The Company may on giving notice by advertisement in an appointed newspaper close the register of members for any time or times not exceeding in the whole 30 days in a year. Any member of the public may request a copy of the register of members or any part thereof which must be provided within 14 days of a request on payment of the appropriate fee prescribed in the Companies Act.

KAYLARE HOLDINGS LTD.
PAYMENT INFORMATION
PAYMENT BY WIRE
(If wiring funds, please give this page to your bank)
Your bank should wire transfer only U.S. Dollars via Fedwire to:

Correspondent Bank:	[ ] [ ] [ ] [ ]

SWIFT Code:	[ ]
Fedwire ABA Number:	[ ]

Beneficiary Bank:	[ ] [ ]
SWIFT Code:	[ ]

Beneficiary Account No:	[ ]

Beneficiary Name:	[ ]

For further credit to:	[Name of Subscriber]

IMPORTANT:
1)Please have your bank identify on the wire transfer the name of the Subscriber.

2)We recommend that your bank charge its wiring fees separately so that an even amount may be invested.

KAYLARE HOLDINGS LTD.

SUBSCRIPTION AGREEMENT

KaylaRe Holdings Ltd.

Ladies and Gentlemen:

This SUBSCRIPTION AGREEMENT relates to the subscription by the undersigned individual or entity (the “Subscriber”) for Common Shares, par value $0.01 per share (the “Common Shares”), of KAYLARE HOLDINGS LTD., a Bermuda exempted company with limited liability (the “Company”).
The Subscriber hereby represents and agrees that this Subscription Agreement is being entered into for the benefit of, and may be relied upon by, the Company. Appendix B hereto contains the definitions of certain capitalized terms used but not otherwise defined herein and should be read by the Subscriber prior to entering into this Subscription Agreement.

1.	Independent Investigation and Information Received
(a)    In making its decision to purchase the Common Shares, the Subscriber represents and agrees that it has relied solely upon independent investigation made by the Subscriber. The Subscriber acknowledges and agrees that the Subscriber has received such information as the Subscriber deems necessary in order to make an investment decision with respect to the Common Shares, including with respect to the Company, its proposed business, the Company’s founders and their respective affiliates and the Company’s offering of the Company’s Common Shares. The Subscriber hereby acknowledges that (i)  it has received and carefully read the Shareholders’ Agreement, the Registration Rights Agreement and the bye-laws of the Company (as amended from time to time, the “Bye-Laws”), copies of which have been made available by the Company, as well as any other copies of the applicable transaction documents that have been made available by the Company, (ii) it has carefully read all other supplemental materials made available by the Company to the Subscriber, and (iii) it has been given the opportunity to (A) ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and other matters pertaining to an investment in the Company and (B) obtain any additional information which the Company can acquire without unreasonable effort or expense that is necessary to evaluate the merits and risks of an investment in the Company. The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares, is able to bear the risks of an investment in the Common Shares, is aware that a purchase of the Common Shares involves substantial risks and understands such risks as well as the other considerations relating to a purchase of Common Shares.
(b)    The Subscriber acknowledges and agrees that the Confidential Private Placement Memorandum dated February 10, 2016 and the related flipbook presentation dated February 2016 (as each may have been amended or supplemented from time to time on or prior to the date hereof, respectively, the “Memorandum” and “Flipbook”) that the Company previously distributed and made available in connection with the offering contemplated an offering and transaction documentation structure for the Company (the “Prior Transaction Structure”) that has changed significantly since the date of those documents. The Subscriber represents and agrees that it has not relied on the Memorandum, the Flipbook or any of the information contained therein, or on any other supplemental materials that were previously made available by the Company based on the Prior Transaction Structure, in making its investment decision regarding the Common Shares.

2.	Subscription Commitment
(a)    The Subscriber hereby irrevocably subscribes for as many Common Shares as may be purchased for the amount indicated on the Subscriber’s Signature Pages at a purchase price of $20.00 per Common Share on the terms set forth herein, subject to the memorandum of association of the Company (as amended from time to time) and the Bye-Laws. The Subscriber agrees to contribute in cash to the capital of the Company the amount set forth on the Signature Pages (the “Subscription Amount”). The Subscription Amount must be received in readily available funds in the Company’s account (as indicated on the Payment Information form attached) no later than the proposed date of subscription (the “Closing”).

(b)    The Subscriber understands that this subscription is not binding on the Company until it is accepted by the Company, and that such subscription may be rejected, in whole or in part, by the Company in its absolute discretion. If and to the extent rejected, the Company shall return to the Subscriber, without interest or deduction, any payment tendered by the Subscriber, and the Company and the Subscriber shall have no further obligation to each other hereunder.

3.	Representations, Warranties and Covenants - All Subscribers
To induce the Company to accept this subscription, the Subscriber hereby makes the representations, warranties and covenants set forth below.
(a)    The Subscriber is an “accredited investor” (as defined in Appendix B hereto and further elaborated upon by Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)). Without limiting the generality of the foregoing, unless each shareholder, partner or other holder of equity or beneficial interests in such Subscriber is an accredited investor, (i) such Subscriber was not organized for the specific purpose of acquiring the Common Shares, (ii) the shareholders, partners or other holders of equity or beneficial interests in such Subscriber have not been provided the opportunity to decide individually whether or not to participate, or the extent of their participation, in such Subscriber’s investment in the Company (i.e., investors in such Subscriber have not been permitted to determine whether their capital will form part of the specific capital invested by such Subscriber in the Company) and (iii) the amount of such Subscriber’s subscription to the Company does not exceed 40% of the value of such Subscriber’s total assets.
(b)    The Subscriber has read the definition of a “Qualified Purchaser” set forth in Appendix B and certifies that the Subscriber satisfies one or more of the requirements set forth therein. If the Subscriber is a “Qualified Purchaser” because each beneficial owner of the Subscriber is a “Qualified Purchaser,” the Subscriber represents and warrants that (i) it has confirmed that each beneficial owner of the Subscriber is a “Qualified Purchaser” in its own right, (ii) it was not formed for the specific purpose of investing in the Company; and (iii) the Company, based on this representation, has a reasonable basis to accept the Subscriber as a “Qualified Purchaser.”
(c)    The information set forth in the Signature Pages (which shall be considered an integral part of this Subscription Agreement) is accurate and complete in all material respects as of the date of this Subscription Agreement, and the Subscriber will promptly notify the Company of any change in such information and will provide additional information upon request of the Company. The Subscriber consents to the disclosure of any such information to the Company to any governmental authority or self-regulatory organization or to any other person, in each case to the extent the Company considers such disclosure to be necessary or appropriate (including to reduce or eliminate withholding tax).
(d)    The Subscriber is acquiring the Common Shares for the Subscriber’s own account, does not have any contract, undertaking or arrangement with any person or entity to sell, transfer, pledge or grant a participation with respect to any of the Common Shares, and is not acquiring the Common Shares with a view to or for sale in connection with any distribution of such Common Shares. No other person or persons have a beneficial interest in the shares acquired by the Subscriber (other than as a shareholder, partner or other beneficial owner of equity interests in the Subscriber). The Subscriber further understands that the Common Shares are subject to significant transfer restrictions, as described in the Shareholders’ Agreement.
(e)    The Subscriber has such knowledge and experience in financial, tax and business matters as to enable the Subscriber to evaluate the merits and risks of an investment in the Company and to make an informed investment decision with respect thereto and has made its own investment decision, including decisions regarding suitability based on its own judgment as it deemed necessary and not upon the views or advice of the Company.
(f)    The Subscriber understands that the Common Shares have not been and may never be registered under the Securities Act or any state law and that the Company is not registered under the Investment Company Act. The Subscriber will notify the Company prior to any proposed sale, transfer, distribution or other disposition of the Common Shares or any beneficial interest therein. The Subscriber will not sell, transfer, distribute or otherwise dispose of the Common Shares without complying with the restrictions set forth in the Shareholders’ Agreement, the Bye-Laws and unless the Common Shares are registered or such sale, transfer, distribution or other disposition is exempt from registration. The Subscriber understands that the Company may never register the Company or the Common Shares with the Securities and Exchange Commission or any state and is under no obligation to assist the Subscriber in obtaining or complying with any exemption from registration. The Subscriber understands that the Company may require that a proposed transferee meet appropriate financial and other suitability standards and that the transferor furnish a legal opinion satisfactory to the Company and its counsel that the proposed transfer complies with any applicable federal, state and any other securities laws. The Subscriber understands that an appropriate legend evidencing such restrictions may be placed on any certificates issued representing the Common Shares and appropriate stop transfer instructions may be placed with respect to the Common Shares.
(g)    In formulating a decision to invest in the Company, the Subscriber has not relied or acted on the basis of any representations or other information purported to be given on behalf of the Company, Enstar Limited (the “Reinsurance Manager”), or any of their affiliates, except as set forth in the Shareholders’ Agreement, the Registration Rights Agreement or the Bye-Laws.
(h)    The Subscriber recognizes that there is not now any public market for the Common Shares and that no such public market may ever develop; accordingly, it may not be possible for the Subscriber readily to liquidate the Subscriber’s investment in the Company and the Subscriber may be holding such Common Shares for an indefinite period of time.
(i)    The Subscriber understands the investment objectives and policies of, and the investment strategies that may be pursued by, the Company. The Subscriber’s investment is consistent with the investment purposes and objectives and cash flow requirements of the Subscriber and will not adversely affect the Subscriber’s overall need for diversification and liquidity.
(j)    The Subscriber can afford a complete loss of its investment in the Company and can afford to hold its investment in the Company for an indefinite period of time.
(k)    The Subscriber represents that (i) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) it has the full power and authority under its governing instruments to execute this Subscription Agreement, the Shareholders’ Agreement and the Registration Rights Agreement and (iii) it has the full power and authority under its governing instruments to become a shareholder in the Company. Furthermore, the Subscriber represents and agrees that (x) the execution, delivery and performance by it of this Subscription Agreement, the Shareholders’ Agreement and the Registration Rights Agreement requires no action by or in respect of, or filing with, any governmental body, agency or official (except as disclosed in writing to the Company) in order to make this investment, and does not contravene, or constitute a breach of or default under any provision of applicable law or governmental rule, regulation or policy statement or of its certificate of incorporation or other comparable organizational documents or any agreement, judgment, injunction, order, decree or other instrument binding upon it, (y) each of this Subscription Agreement, the Shareholders’ Agreement and the Registration Rights Agreement constitutes a valid and binding agreement of the Subscriber, and is enforceable against the Subscriber in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and general principles of equity, and (z) each of this Subscription Agreement, the Shareholders’ Agreement and the Registration Rights Agreement has been duly executed and delivered on behalf of the Subscriber. If the Subscriber is acting as trustee, agent, representative, custodian or nominee for another person or entity, the Subscriber understands and acknowledges that the representations, warranties and agreements made herein are made by the Subscriber (A) with respect to the Subscriber and (B) with respect to such other person or entity. In addition, the Subscriber will, upon request of the Company, deliver any documents, including an opinion of counsel to the Subscriber, evidencing the existence of the Subscriber, the legality of an investment in the Common Shares and the authority of the person signing this Subscription Agreement on behalf of the Subscriber which may be requested by the Company.
(l)    The Subscriber understands the various risks of an investment in the Company, as well as the related party transactions and conflicts of interest to which the Company is subject. The Subscriber consents and agrees to such related party transactions and conflicts of interest.
(m)    The Subscriber acknowledges that certain of the investment management agreements to which the Company is or expects to be a party are related party transactions and the Subscriber is satisfied that it has received adequate disclosure or other information from the Company to enable it to understand and evaluate the compensation and other terms of such investment management agreements and the risks associated therewith and consents to the terms and conditions thereof.
(n)    The Subscriber acknowledges that the underwriting services agreement between KaylaRe Ltd., a wholly owned subsidiary of the Company (the “Operating Company”), the Company and the Reinsurance Manager

(the “Services Agreement”), the quota share treaty between the Operating Company, StarStone National Insurance Company, StarStone Insurance SE, StarStone Insurance Europe AG, StarStone Specialty Insurance Company and the Underwriting Members of Lloyd’s Syndicate 1301 (the “Reinsurance Agreement”), the loss portfolio transfer agreements between the Operating Company and Fitzwilliam Insurance Limited (the “Loss Portfolio Transfers”), the expense reimbursement agreement between the Company and Enstar Group Limited (the “Expense Reimbursement Agreement”) and the amended and restated exempted limited partnership agreement among Hillhouse Capital Management, Ltd., Hillhouse InRe Fund GP, Ltd. and the Operating Company (the “Limited Partnership Agreement”) are related party transactions and the Subscriber is satisfied that it has received adequate disclosure or other information from the Company to enable it to understand and evaluate the compensation and other terms of the Services Agreement, the Reinsurance Agreement, the Loss Portfolio Transfers, the Expense Reimbursement Agreement, the Limited Partnership Agreement and the risks associated therewith and consents to the terms and conditions thereof.
(o)    Neither the Subscriber nor any holder of any beneficial interest in the Subscriber (including any person reasonably known to be controlling the Subscriber) (each, a “Beneficial Interest Holder”), nor any Related Person is:
(i)    a person or entity whose name appears on the List of Specially Designated Nationals and Blocked Persons administered by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury, as such list may be amended from time to time, or is prohibited pursuant to the sanctions programs administered by OFAC;
(ii)    a Foreign Shell Bank; or
(iii)    a person or entity resident in or whose subscription funds are transferred from or through an account in a Non-Cooperative Jurisdiction.
The Subscriber will promptly notify the Company or the person appointed to administer the Company’s anti-money laundering program of any change in information affecting this representation and covenant.
(p)    (i)    Neither the Subscriber, any Beneficial Interest Holder nor any Related Person is a Senior Political Figure;
(ii)    Neither the Subscriber, any Beneficial Interest Holder nor any Related Person is resident in, or organized or chartered under the laws of, a jurisdiction that has been designated by the Secretary of the Treasury under Section 311 of the USA PATRIOT Act as warranting special measures due to money laundering concerns1; and
(iii)    The Subscriber’s subscription funds do not originate from, nor will they be routed through, an account maintained at a Foreign Shell Bank, an “offshore bank,” or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction.
(q)    The Subscriber represents that the amounts contributed by it to the Company were not and are not directly or indirectly derived from activities that may contravene any applicable laws and regulations, including anti-money laundering laws and regulations.
(r)    The Subscriber acknowledges and agrees that any amounts paid to it by the Company will be paid to the same account from which its subscription funds were originally remitted to the Company, unless the Company agrees otherwise. The Subscriber also acknowledges and agrees that the Subscriber may encounter delays in effecting repurchases or partial repurchases or in receiving distributions or other payments from the Company, and the Company may be required to repurchase the Subscriber’s Common Shares if information requested by the Company or its agents or service providers is not provided in a timely manner.

_________________________
1The Treasury Department’s Financial Crimes Enforcement Network (“FinCEN”) issues advisories regarding countries of primary money laundering concern. FinCEN’s advisories are posted at http://www.fincen.gov/pub_main.html.

(s)    If the Subscriber is purchasing Common Shares as agent, representative, intermediary / nominee or in any similar capacity for any other person, (i) at the request of the Company, the Subscriber shall provide a copy of its anti-money laundering policies (“AML Policies”) to the Company and (ii) the Subscriber represents that it is in compliance in all material respects with its AML Policies, its AML Policies have been approved by counsel or internal compliance personnel reasonably informed of anti-money laundering policies and their implementation, and the Subscriber has not received a material deficiency letter, negative report or any similar determination regarding its AML Policies from independent accountants, internal auditors or some other person responsible for reviewing compliance with its AML Policies.
(t)    The Subscriber represents and warrants that it is not (u) a pension, profit sharing, annuity or employee benefit plan (a “Plan”) described in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not subject to ERISA, a “plan” as defined in Section 4975(e) of the Internal Revenue Code of 1986, as amended (the “Code”) or an entity whose underlying assets include “plan assets” for purposes of ERISA by reason of a Plan’s investment in such Subscriber; (v) a “Governmental Plan” as defined in Section 3(32) of ERISA or a “Church Plan” as defined in Section 3(33) of ERISA; (w) a Plan under which beneficiaries of the Plan have been provided the opportunity to decide individually whether or not to participate, or the extent of their participation, in the Plan’s investment in the Company (i.e., a Plan under which beneficiaries of the Plan have been permitted to determine whether their capital will form part of the specific capital invested by the Plan in the Company); (x) a Plan or entity that is subject to federal, state, local, non-U.S. or other laws or regulations that contain one or more provisions that are similar to any of the fiduciary responsibility or prohibited transaction rules contained in Title 1 of ERISA or Section 4975 of the Code (“Similar Law”); (y) a Plan which is otherwise subject to any applicable state laws which affect the legality, amount or timing of the Company’s compensation; or (z) an insurance company general account the underlying assets of which include “plan assets”.
(u)    Except as disclosed in the Subscriber’s Signature Pages or otherwise in writing, the Subscriber is not (i) a “Restricted Person”, or (ii) a “Covered Person”, or a subscriber in which Covered Persons own “Beneficial Interests”; and the Subscriber is therefore fully eligible to participate in “New Issue Securities” (each defined term in this clause (u), as defined in Appendix B).
(v)    The Subscriber is not a regulated institution that is subject to legal or regulatory restrictions or limitations on the nature of its investments (such as a bank or an insurance company), unless the Subscriber has verified that the proposed subscription is in compliance with applicable laws and regulations.
(w)    The Subscriber represents and warrants that it is not acquiring the Common Shares with the assets of the general account of an insurance company.
(x)    If the Subscriber is a United States person (as defined in Part II of Appendix A) or a Disregarded Entity wholly owned by a United States person (as defined in Part II of Appendix A), it is delivering to the Company a Form W-9, and it hereby certifies under penalties of perjury that the Subscriber’s social security or taxpayer identification number set forth therein is true and correct and that the Subscriber is not subject to backup withholding because (x) the Subscriber is exempt from backup withholding or (y) the Subscriber has not been notified by the Internal Revenue Service that the Subscriber is subject to backup withholding as a result of a failure to report all interest or dividends (or, if the Subscriber has been so notified, the Internal Revenue Service has subsequently notified the Subscriber that the Subscriber is no longer subject to backup withholding). The Subscriber will notify the Company within 60 days after it ceases to be a United States person (as defined in Part II of Appendix A) or any of the foregoing information changes.
(y)    If the Subscriber is not a United States person (as defined in Part II of Appendix A) or is a Disregarded Entity owned by a person who is not a United States person (as defined in Part II of Appendix A), or is otherwise not a United Statesperson, the Subscriber is delivering to the Company an appropriate Form W-8 signed under penalties of perjury.
(z)    The Subscriber acknowledges and agrees that the Company intends to comply with any and all obligations under Sections 1471 through 1474 to the Code and any Treasury Regulations or other guidance promulgated thereunder or intergovernmental agreement (“FATCA”) to avoid withholding under Sections 1471-1472 of the Code (“FATCA Withholding”) or take such other steps as are reasonably necessary to avoid FATCA Withholding on payments to the Company.  The Subscriber agrees to promptly provide to the Company such information regarding the Subscriber and its direct and indirect beneficial owners and forms as the Company may request to enable the Company to comply with its obligations under FATCA.  Notwithstanding anything to the contrary in this Subscription Agreement, the

Subscriber hereby waives the application of any non-U.S. law to the extent such law would prevent the Company or the Subscriber from reporting to the U.S. Internal Revenue Service, the U.S. Treasury Department, and/or any taxing authority or other person to whom information is required or requested to be disclosed pursuant to FATCA or any intergovernmental agreement entered into pursuant to FATCA any information required to be reported under the FATCA provisions with respect to the Subscriber and its beneficial owners.
(aa)    None of the Subscriber or any direct or indirect owner of the Subscriber will be treated, as a result of the acquisition of shares of the Company, as a “substantial U.S. owner” of the Company for purposes of FATCA, as defined in section 1.1473-1(b) of the Treasury Regulations. If this representation (aa) is not correct, please contact the Company to provide details.
(bb)    The Subscriber understands that there could be material adverse consequences to the performance of the Company should the Internal Revenue Service determine that the Company or any of its non-U.S. subsidiaries is engaged in a trade or business in the United States. If the Subscriber is a United States person (as defined in Part II of Appendix A) or if the Subscriber’s underlying direct or indirect holders are United States persons (as defined in Part II of Appendix A), the Subscriber also understands that there could be material adverse tax consequences should the Internal Revenue Service determine that the Company is a passive foreign investment company (“PFIC”), or if the Subscriber or any person related to the Subscriber is determined to be a US shareholder in a controlled foreign corporation or if the Company generates related person insurance income as such terms are defined in the Code, including subjecting the Subscriber to tax on the Company’s income on an annual basis, whether or not distributed. The Subscriber understands that these rules have recently been subject to increased legislative and administrative scrutiny and may be changed after the date hereof, possibly with retroactive effect. The Subscriber understands that it should consult its own tax advisor with respect to the tax consequences of purchasing, owning and disposing of Common Shares and the tax risks discussed above, including the impact on the Subscriber’s personal situation of an investment in the Common Shares, including the impact if the Internal Revenue Service issues further guidance regarding the treatment of non-U.S. insurance companies.
(cc)    If the Subscriber is an investment fund or other collective investment vehicle, the Subscriber is not a commodity pool2 and its investment adviser, sponsor, general partner or equivalent is not required to be registered under the U.S. Commodity Exchange Act, the U.S. Commodity Futures Trading Commission (the “CFTC”) or to be a member of the National Futures Association (“NFA”) in any capacity.
(dd)    The Subscriber is not a property / casualty or life insurance or reinsurance company or related (within the meaning of Section 954(d)(3) of the Code) to a property / casualty or life insurance or reinsurance company. To the knowledge of Subscriber, no direct or indirect investor in the Subscriber is a property / casualty or life insurance or reinsurance company, or related (within the meaning of Section 954(d)(3) of the Code) to a property / casualty or life insurance or reinsurance company. If this representation (dd) is not correct, please contact the Company to provide details.
(ee)    The Subscriber represents and warrants that the information contained in this Subscription Agreement is complete and accurate as of the date hereof and may be relied upon by the Company. The Subscriber will notify the Company immediately of any adverse change in any such information and will promptly send the Company written confirmation thereof.
(ff)    In no event will any materials provided by or on behalf of the Company be duplicated by the Subscriber or transmitted by the Subscriber to anyone other than the Subscriber’s advisers.
(gg)    All legal and tax advice, and all registrations, declarations or filings with, and licenses, approvals or authorizations of, any legislative body, governmental department or other governmental authority, necessary or appropriate for the Subscriber to obtain or comply with in connection with its investment in the Company have been obtained or complied with.
_______________________
2A commodity pool is generally a collective investment vehicle that trades commodity interests. Commodity interests include, but are not limited to, futures contracts, options on futures contracts and swaps.

(hh)    The Subscriber agrees that it shall not take any action to present a petition or commence any case, proceeding, proposal or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganisation, arrangement in the nature of insolvency proceedings, adjustment, winding-up, liquidation, dissolution, composition or analogous relief with respect to the Company or the debts of the Company unless and until a debt is immediately due and payable by the Company to the Subscriber.
(ii)    If the Subscriber is an affiliate of the Company or, by virtue of the Common Shares subscribed for hereby, would own 20% or more of the aggregate Common Shares of the Company as of the date of the acquisition of such Common Shares, the Subscriber represents and certifies that after due inquiry, for purposes of Rule 506(d) and Rule 506(e) of the Securities Act (collectively, the “Bad Actor Rule”), neither the Subscriber nor any person who beneficially owns or will beneficially own the Subscriber’s interest is subject to any disqualifying event, including without limitation any conviction, order, judgment, decree, suspension, expulsion or bar described in the Bad Actor Rule, whether such event occurred or was issued before, on or after September 23, 2013, and the Subscriber agrees to notify the Company immediately upon becoming aware that the foregoing is not, or is no longer, complete and accurate in every material respect. If the Subscriber believes that it may acquire 20% or more of the aggregate Common Shares, the Subscriber should contact the Company. The Company may require additional information from such a Subscriber or such Subscriber’s beneficial owners to satisfy its due diligence obligations under the Bad Actor Rule.
(jj)    [Intentionally Left Blank].

4.	Representations, Warranties and Covenants - the Company
To induce the Subscriber to make this Subscription, the Company hereby makes the representations, warranties and covenants set forth below:
(a)    The Company has all requisite legal and, if applicable, corporate power and authority to execute and deliver this Subscription Agreement, and prior to the Closing the Company will have all requisite legal and, if applicable, corporate power and authority to issue and sell the Common Shares hereunder and to carry out and perform its obligations under the terms of this Subscription Agreement.
(b)    This Subscription Agreement has been duly authorized, executed and delivered by the Company.
(c)    The Common Shares to be issued and sold by the Company, when issued and delivered against payment therefor as provided herein, will be duly and validly authorized and issued and fully paid and non-assessable.
(d)    Prior to the time of the Closing, all registrations, declarations or filings with, and licenses, approvals or authorizations of, any legislative body, governmental department or other governmental authority, necessary or appropriate for the Company to obtain or comply with in connection with its entry into and performance of its obligations under this Subscription Agreement and the issuance and sale of the Common Shares to the Subscriber will have been obtained or complied with.
(e)    The Common Shares to be issued and sold by the Company will not be subject to any preemptive rights, voting agreements or any other restrictions on voting or transfer, other than those set forth in the Shareholders’ Agreement and Registration Rights Agreement.
(f)    Prior to the Closing, the Company will have received all required regulatory approvals or non-disapprovals from the Bermuda Monetary Authority in connection with the transactions contemplated by this Subscription Agreement.
(g)    Assuming the accuracy of the representations and warranties of the Subscriber in Section 3 of this Subscription Agreement, it is not necessary to register the Common Shares in connection with the issuance and sale to the Subscriber of the Common Shares because there is an exemption available under the Securities Act for such issuance and sale.

5.	Condition
The obligations of the Subscriber hereunder are subject to the prior satisfaction, or waiver by the Subscriber, of the following condition:

(a)    The Company will accept simultaneously with its execution of this Subscription Agreement the subscriptions of each other Founder Member (as such term is defined in the Shareholders’ Agreement).

6.	Indemnification
The Subscriber represents that it understands the meaning and legal consequences of the representations, warranties, agreements, covenants and confirmations set out above and that the subscription made hereby, if accepted by the Company, will be accepted in reliance thereon. The Subscriber agrees to provide, if requested, any additional information that may reasonably be required to determine the eligibility of the Subscriber to purchase Common Shares. To the fullest extent permitted by law, the Subscriber agrees to indemnify and hold harmless the Company (including for this purpose their respective partners, members, shareholders, managers, directors, officers, employees, agents, affiliates, executors, heirs, assigns, successors or other legal representatives) (each an “Indemnified Person”) from and against any and all loss, damage, liability or expense, including reasonable costs and attorneys’ fees and disbursements, which an Indemnified Person may incur by reason of, or in connection with, (i) any representation or warranty made by the Subscriber herein, or in the Subscriber’s Signature Pages not having been true when made and as of the date of each subscription for Common Shares by or on behalf of such Subscriber, (ii) any misrepresentation made by the Subscriber or any failure by the Subscriber to fulfill any of the covenants or agreements set forth herein, or in the Subscriber’s Signature Pages, or (iii) any representation, warranty, covenant or agreement in any other document provided by the Subscriber to the Company or in any other document provided by the Subscriber to the Company. In addition, the Subscriber represents that it understands that it will also be responsible indirectly for its pro rata share of the indemnification obligations of the Operating Company, into which the Company invests its assets and the underlying vehicles into which the Operating Company invests such assets as well as its pro rata share of the fees and expenses of the Company, the Operating Company and such underlying vehicles.

7.	Miscellaneous
(a)    The Reinsurance Manager and each of its partners, members, shareholders, managers, directors, officers, employees, agents, affiliates, executors, heirs, assigns, successors or other legal representatives is and shall be deemed third party beneficiaries of this Subscription Agreement and may rely upon the representations, warranties, covenants and agreements contained herein, including those set forth in the Subscriber’s Signature Pages.
(b)    The Subscriber agrees that neither this Subscription Agreement, nor any of the Subscriber’s rights or interest herein or hereunder, is transferable or assignable by the Subscriber, and further agrees that the transfer or assignment of any Common Shares acquired pursuant hereto shall be made only in accordance with the provisions hereof, the Bye-Laws, the Shareholders’ Agreement, the Registration Rights Agreement and all applicable laws.
(c)    The Subscriber agrees that, except as permitted by applicable law, it may not cancel, terminate or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder, and that this Subscription Agreement shall survive the death or legal disability of the Subscriber and shall be binding upon the Subscriber’s heirs, executors, administrators, successors and assigns.
(d)    All of the representations, warranties, covenants, agreements, indemnities and confirmations set out above and in the Subscriber’s Signature Pages shall survive the acceptance of the subscription made herein and the issuance of any Common Shares.
(e)    This Subscription Agreement, together with the Subscriber’s Signature Pages, the Shareholders’ Agreement and the Registration Rights Agreement, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Subscriber and the Company.
(f)    Within ten days after receipt of a written request therefor from the Company, to the extent permitted by applicable law, the Subscriber agrees to use commercially reasonable efforts to provide such information and to execute and deliver such documents as the Company may deem reasonably necessary to comply with any and all laws and ordinances to which the Company is or may be subject and/or as may otherwise be reasonably requested by the Company from time to time.
(g)    The Subscriber agrees to keep confidential, and not to make any use of (other than for purposes reasonably related to its investment in the Company) or disclose to any person, any information or matter relating to the Company and its affairs and any information or matter related to any investment of the Company (other than disclosure to the Subscriber’s authorized representatives); provided that (i) the Subscriber may make such disclosure to the extent that (x) the information to be disclosed is publicly known at the time of proposed disclosure by the Subscriber, (y) the information otherwise is or becomes legally known to the Subscriber other than through disclosure by the Company, or (z) such disclosure is required by law or in response to any governmental agency request or in connection with an examination by any regulatory authorities; provided that such agency, regulatory authorities or association is aware of the confidential nature of the information disclosed; (ii) the Subscriber may make such disclosure to the Subscriber’s Beneficial Interest Holders to the extent required under the terms of its arrangements with such persons; and (iii) the Subscriber will be permitted, after written notice to the Company, to correct any false or misleading information which becomes public concerning the Subscriber’s relationship to the Company. Prior to making any disclosure required by law, the Subscriber shall use its best efforts to notify the Company of such disclosure. Prior to any disclosure to any authorized representative or Beneficial Interest Holder of the Subscriber, the Subscriber shall advise such persons of the confidentiality obligations set forth herein and shall use its best efforts to obtain a written agreement or other reliable assurance that confidential treatment will be afforded to such disclosed information. The Subscriber agrees that it shall be responsible for any subsequent disclosures by such persons of such confidential information. Notwithstanding the foregoing, the Subscriber may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the Company and all materials of any kind (including opinions or other tax analyses) that are provided in connection with this Subscription Agreement to the Subscriber relating to such tax treatment or tax structure.
(h)    The Subscriber acknowledges that the Company is required to maintain its register of members in Bermuda. The register of members will contain the name and address of each member, the number of shares held by such member and in respect of any shares that are not fully paid, the amount paid up thereon. Except when the register of members is closed under the provisions of the Companies Act 1981 of Bermuda (“Companies Act”), the register of members of the Company shall during business hours (subject to such reasonable restrictions as the Company may impose so that not less than two hours in each day be allowed for inspection) be open for inspection by members of the general public without charge. The Company may on giving notice by advertisement in an appointed newspaper close the register of members for any time or times not exceeding in the whole 30 days in a year. Any member of the public may request a copy of the register of members or any part thereof which must be provided within 14 days of a request on payment of the appropriate fee prescribed in the Companies Act.

8.	Notices
The e-mail address provided in the Signature Pages shall be used to notify the Subscriber of any notices, reports, requests, demands, consents and other communications. The Company may also provide links to relevant documentation by e-mail and such communications shall constitute notice.

9.	Governing Law
This Subscription Agreement shall be governed by the laws of the State of New York, without regard to conflict of laws principles.

10.	Submission to Jurisdiction; Consent to Service of Process
(a)    The Subscriber hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of any New York State court or any federal court of the United States of America sitting in New York County, and any appellate court thereof, in any action or proceeding arising out of or relating to this Subscription Agreement or the Subscriber’s Signature Pages or for recognition or enforcement of any judgment, and the Subscriber hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or U.S. federal court. The Subscriber agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Subscription Agreement shall affect any right that the Company or its affiliates, or the Reinsurance Manager or its affiliates, may otherwise have to bring any action or proceeding relating to this Subscription Agreement or the Subscriber’s Signature Pages against the Subscriber or its properties in the courts of any jurisdiction.
(b)    [Intentionally Left Blank].
(c)    The Subscriber irrevocably consents to service of process in connection with any matter referred to above by first-class mail, postage pre-paid, at the address specified by such Subscriber in the Subscriber’s Signature

Pages. Nothing in this Subscription Agreement will affect the right of the Company to serve process in any other manner permitted by law. The Subscriber agrees that, in the event of any breach of this Section 10, the Company has no adequate remedy at law and shall be entitled to injunctive relief to enforce the terms of this Section 10.
(d)    THE SUBSCRIBER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR RELATING TO THE COMPANY OR ITS OPERATIONS.

Subscription Agreement
Signature Pages

KaylaRe Holdings Ltd.

Instructions for placing a purchase order for Common Shares of KaylaRe Holdings Ltd.

Step 1. CONFIRM understanding/completeness
Subscriber should ensure that Subscriber understands, verifies and completes all sections of this document before signing.

Step 2. REVIEW Subscriber information
Review all pages of this document for accuracy and completeness prior to signing and dating the document.

Step 3. SIGN and DATE
Subscriber or an authorized signatory must sign and date the document.

Step 4. SCAN and SUBMIT
Scan the completed and signed document, including your Form W8 or Form W9, as applicable, and submit it to the Company for acceptance following the delivery instructions set forth at the beginning of the Subscription Document.

REGISTRATION / ACCOUNT DETAILS

Subscriber Name	CAVELLO BAY REINSURANCE LIMITED
Primary Address	22 QUEEN STREET, WINDSOR PLACE, 3RD FLOOR HAMILTON HM11, BERMUDA
Country (non-U.S.) or State (U.S.) of Residence or Primary Office Location DUNCAN SCOTT
Taxpayer Identification No.	Contact Person
Attention! The Company will not accept a P.O. Box as the Primary Address. If the address above is a P.O. Box, please include a physical mailing address on the additional lines provided.
Email Address Duncan.scott@enstargroup.com
* NOTE: Unless the Subscriber elects otherwise below, the above e-mail address will be used to notify the Subscriber of any notices, reports, requests, demands, consents and other communications.
☒ All relevant contact information is included here.
☐ Additional contact information is attached.

Desired Ownership Interest Amount Applied for:

$200,000,000.00, less $1,566,600.00 (representing the settlement of the pre-closing dividend payable by the Company to the Subscriber)

Your account will be debited for your Desired Ownership Interest Amount

Wiring Instructions for Distributions: TO BE PROVIDED

(Bank Name)

(ABA Number/Swift code)

(Account Name)

(Account Number)

(Contact Name)

(Contact Telephone)

For Further Credit to (if any):

(Account Name)

(Account Number)

Subscriber Eligibility
By checking the box(es) below, the Subscriber hereby certifies that:
Accredited Investor
The Subscriber has read the definition of an “accredited investor” set forth in Appendix B of Subscription Agreement and certifies that it, and after due inquiry any beneficial owner of the interests subscribed for hereby, satisfy one or more of the requirements set forth therein. If the Subscriber is an entity (other than a trust) and is an “accredited investor” because each beneficial owner of the Subscriber is an “accredited investor,” the Subscriber represents and warrants that (i) it has confirmed that each beneficial owner of the Subscriber is an “accredited investor” in its own right, (ii) was not formed for the specific purpose of investing in the Company; and (iii) the Company, based on this representation, has a reasonable basis to accept the Subscriber as an “accredited investor.”

☒ Accredited Investor
Qualified Purchaser
The Subscriber has read the definition of a “Qualified Purchaser” set forth in Appendix B of the Subscription Agreement and certifies that the Subscriber satisfies one or more of the requirements set forth therein. If the Subscriber is an entity (other than a trust) and is a “Qualified Purchaser” because each beneficial owner of the Subscriber is a “Qualified Purchaser,” the Subscriber represents and warrants that (i) it has confirmed that each beneficial owner of the Subscriber is a “Qualified Purchaser” in its own right, (ii) was not formed for the specific purpose of Investing in the Company; and (iii) the Company, based on this representation, has a reasonable basis to accept the Subscriber as a “Qualified Purchaser.”

☒ Qualified Purchaser
Investment Company Act of 1940 (‘40 Act) Unregistered Company Questions
By checking the box(es) below, the Subscriber hereby certifies that:
Benefit Plan Investor / ERISA
Please confirm below that the Subscriber is not a “benefit plan investor” as described in the Subscription Agreement, and that the Subscriber is not subject to ERISA. The Subscriber agrees to immediately notify the Company upon any changes to the following representation.

Benefit Plan Investor:	☒	No
Subject to ERISA:	☒	No

Form Private Fund (Form PF)
The beneficial ownership of the Subscriber could be best described within which of the following group of investors for purposes of Form PF reporting to the SEC (please note that no Subscriber identifying information will be shared with the SEC):
An insurance company
Form PF Category*

*See Schedule I for a list of Form PF Categories

New Issue Eligible ‘40 Act Unregistered Company Questions
By checking the box(es) below, the Subscriber hereby certifies that:
“New Issues” Eligibility
Please indicate below whether or not the Subscriber is a “Restricted Person” as defined in Appendix B.

☐ Restricted	☒ Non-Restricted

Covered Person Information
Please indicate below whether or not the Subscriber is a “Covered Person” as defined in Appendix B. If “Yes”, please provide the name of the company or companies that cause the Subscriber to be a Covered Person.

☐ Covered	☒ Not Covered

______________________________________________
Company

______________________________________________
Company

Government Entity / SEC Rule 206(4)-5 “Pay to Play”
The Subscriber acknowledges and agrees that it is not a “Government Entity” as such term is defined below.
A “Government Entity,” as defined in Rule 206(4)-5 of the Investment Advisers Act of 1940, is (i) an agency, authority, or instrumentality of a State (defined therein to include the United States, the District of Columbia, Puerto Rico, the Virgin Islands, or any other possession of the United States) or political subdivision, (ii) a pool of assets sponsored or established by a State or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to a “defined benefit plan” as defined in Section 414(j) of the Code, or a State general fund, (iii) a plan or program of any governmental entity, including, without limitation, any participant-directed investment program or plan sponsored or established by a State or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to a “qualified tuition plan” authorized under Section 529 of the Code, a retirement plan authorized by Section 403(b) or Section 457 of the Code or any similar program or plan, or (iv) an officer, agent or employee of a State or political subdivision or any agency, authority or instrumentality thereof, acting in such official capacity.

☒ I acknowledge and agree.

Anti-Money Laundering Compliance
In order for the Company to comply with applicable anti-money laundering laws and regulations, the Company is required to verify the identities of all Subscribers. Therefore, in order to avoid a delay in the acceptance of a Subscriber’s subscription, each Subscriber is requested to provide the applicable documents listed below with its completed subscription application. Subscribers should note that the documents listed are subject to change and that the Company may require additional information and/or documentation from Subscribers at any time.
Where the Subscriber is an entity:

Certificate of Incorporation, Certificate of Formation or Memorandum and Articles of Association, and
Certificate of Incumbency/Good Standing, and
Board Resolution authorizing the investment, and
Powers of Attorney or Letters of Authority (if applicable), or
List or Register of Directors or Register of Members, or
Specimen signatures of persons authorized to bind the subscriber with regard to its investments with name and office held printed underneath.

Where the entity is a partnership:

Certified copy of Partnership Agreement and Good Standing (or equivalent), and
Schedule of Partners, and
Partnership mandate for making the investment (e.g. Partnership Minutes).

Where the entity is a trust:

Certified copy of the Trust Deed or Declaration (or equivalent) and
Trust mandate for making the investment (e.g. Trustee Minutes).

ENTITES: Please also provide the information required above, as applicable, for the following Persons:

1	For a COMPANY SUBSCRIBER, on at least two Directors or Managers (including an Executive Director where available), and Beneficial Owners with over 10% interest (or principal control),

2	For a PARTNERSHIP SUBSCRIBER, on at least two Partners (or the sole General Partner (if applicable) of a limited partnership),

3	For a TRUST SUBSCRIBER, on the Trustee(s) and Settlor(s).

If an individual, the documents required of individual subscribers listed above.
If a company, partnership or trust, the documents required of a company, partnership or trust subscriber listed above.

NOTE: ALL COPY DOCUMENTS MUST BE CERTIFIED BY A SUITABLE CERTIFIER, which includes such professionals as an attorney, accountant, notary public, judge, senior civil servant, government official or director or manager of a regulated credit or financial institution. The certifier should provide their name, signature, title, employer name or occupation and the date of certification. The certification should state: “This document is certified by me as a true and accurate copy of the original” or something similar.

These documents must be submitted along with your signed Subscription Documents, with originals to be sent directly to c/o Kirsten Gaeta, Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, Fax: 212-878-8375.
The Company reserves the right to request such additional information as is necessary to verify the identity of the Subscriber. The Company may refuse to accept any application to subscribe if a prospective investor delays in producing or fails to produce any information required for the purpose of verification and, in that event, any funds received will be returned without interest to the account from which the moneys were originally debited.

Suitability and Nature of Investment
The Subscriber understands that an investment in the Company is speculative, illiquid (not listed or traded and subject to substantial restrictions on transferability, resale, redemptions, or other liquidity terms) and long-term, and does not constitute a complete investment program. The Subscriber confirms that the Subscriber has sufficient knowledge and expertise to be able to evaluate the merits and risks of investing in the Company. The subscriber has considered the speculative and illiquid nature of an investment in the Company within the context of the Subscriber’s total portfolio, understands an investment in the Company only suitable, if at all, for a limited portion of the risk segment of the Subscriber’s overall portfolio, and is willing and financially able to bear the various risks of such an investment, including the risk of total loss.
Important Notice: The USA PATRIOT Act
In order to fight the funding of terrorist activity and money laundering, the selling agent, like other financial institutions, is required by law to obtain, verify and record information that identifies each person who opens an account, including legal persons such as corporations and partnerships. When an account is opened, the selling agent asks for information to identify the person opening the account and in some cases the persons controlling the account. The selling agent may also ask for identifying corporate documentation. Such information, like all customer information, is confidential as required by law. The Subscriber hereby specifically confirms and acknowledges its certifications, representations, warranties and covenants contained in the Subscription Agreement.

Signature
By executing and submitting these Signature Pages, the Subscriber represents that (a) (i) the Subscriber has been duly formed, is validly existing and is in good standing under the laws of the jurisdiction of its formation with full power and authority to enter into the transactions contemplated by the Subscription Agreement, the Shareholders’ Agreement and the Registration Rights Agreement, including the purchase of Common Shares in the Company; (ii) based upon a review of the Subscriber’s constitutional documents and/or based on consultation with counsel , the Subscriber is authorized to invest in the Company; and (iii) the signatory has been authorized by the Subscriber to execute and deliver these Signature Pages submitted by the Subscriber; (b) the Subscriber has received and read the Shareholders’ Agreement, the Registration Rights Agreement and the Bye-Laws; (c) the Subscriber has received, read and understood, and agrees to each and every term of the Subscription Agreement; (d) these Signature Pages have been or will be duly and validly authorized, executed and delivered by the Subscriber; (e) the Subscriber makes and affirms all of the certifications, representations, warranties, agreements, acknowledgements and undertakings set forth in the Subscription Agreement; (f) the Subscriber’s execution of these Signature Pages will constitute for all purposes the Subscriber’s execution of the Subscription Agreement, the Shareholders’ Agreement and the Registration Rights Agreement; and (g) these Signature Pages (including the Subscription Agreement) submitted by or on behalf of the Subscriber, pursuant to a power of attorney, constitute or will constitute the valid, binding and enforceable agreement of the Subscriber.

Signature 1:

/s/ Guy Bowker	December 14, 2016
Signature 1	Date

Guy Bowker	Director
Signer’s Name (please print)	Title

Signature 2 (if applicable):

Signature 2	Date

Signer’s Name (please print)	Title

KAYLARE HOLDINGS LTD.

By signing below, the Company agrees to the terms of the Subscription Agreement, the Shareholders’ Agreement and the Registration Rights Agreement and the Company’s signature hereto will be deemed a signature thereto and will have the same force and effect as if each agreement were signed individually.

ACCEPTED AND AGREED this 14th day of December, 2016.

KAYLARE HOLDINGS LTD.

By:	/s/ Paul O'Shea
Name: Paul O'Shea
Title: Authorized Officer

APPENDIX A
Part I: Definition of “U.S. Person”
For purposes of the Subscription Documents, the term “U.S. Person” means:

(1)	any resident or citizen of the U.S.;

(2)	any entity organized or incorporated under the laws of the U.S.;

(3)	any entity not organized or incorporated under the laws of the U.S.:

(a)	that was organized principally for passive investment (such as an investment company, a commodity pool or other similar vehicle); and
(i) in which the amount of units of participation held by U.S. Persons (other than “qualified eligible persons” as defined in Rule 4.7 under the U.S. Commodity Exchange Act) represents in the aggregate 10% or more of the beneficial interest in the entity; or
(ii) that was formed for the purpose of facilitating investment by U.S. Persons in the Company or in any other commodity pool with respect to which the operator is exempt from certain requirements of Part 4 of the regulations promulgated by the U.S. Commodity Futures Trading Commission by virtue of its participants being non-U.S. Persons; or

(b)
that was formed by U.S. Persons principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, only by (i) “accredited investors” (as defined in Rule 501 (a) under the Securities Act) who are not individuals, estates or trusts, and (ii) “qualified purchasers” (as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (the “1940 Act”));

(4)	an estate or trust:

(a)	of which an executor, administrator or trustee is a U.S. Person, unless;
(i)    an executor, administrator or trustee who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate or trust; and
(ii)    (A) in the case of an estate, it is governed by non-U.S. law; or
(B) in the case of a trust, no beneficiary (and no settlor if the trust is revocable) is a U.S. Person; or
(b)    the income of which is subject to U.S. income tax regardless of source;

(5)	any agency or branch of a foreign entity located in the U.S.;

(6)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of one or more U.S. Persons; and

(7)
any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the U.S., unless it is held by a dealer or other professional fiduciary exclusively for the benefit or account of one or more non-U.S. Persons.

For purposes of the foregoing, the term “U.S.” means the United States of America, its territories and possessions, any state of the United States of America, and the District of Columbia.

Part II -- Definition of “United States Person” for U.S. Federal Income Tax Purposes

For purposes of the Subscription Agreement, a “United States person” means:

(1)
An individual who is a citizen of the United States or a resident alien for U.S. federal income tax purposes. In general, the term “resident alien” is defined for this purpose to include any individual who (i) holds an Alien Registration Card issued by the U.S. Immigration and Naturalization Service or (ii) meets a “substantial presence” test. The “substantial presence” test is generally met with respect to any calendar year if (i) the individual was present in the United States on at least 31 days during such year and (ii) the sum of the number of days in which such individual was present in the United States during such year, 1/3 of the number of such days during the first preceding year, and 1/6 of the number of such days during the second preceding year, equals or exceeds 183 days;

(2)	A corporation, an entity taxable as a corporation, or a partnership created or organized in or under the laws of the United States, or any state thereof or the District of Columbia;

(3)	An estate the income of which is subject to U.S. federal income tax, regardless of the source thereof; or

(4)
A trust if (x) a court within the United States is able to exercise primary supervision over its administration and one or more “United States persons”, as defined herein, have the authority to control all of its substantial decisions or (y) such trust was in existence on August 20, 1996 and was treated as a domestic trust on August 19, 1996 and such trust has an election in effect under applicable Treasury regulations to be treated as a United States person.

APPENDIX B
Other Definitions
Accredited investor: Any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(a)
any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”); any insurance company as defined in section 2(a)(13) of the Securities Act; any investment company registered under the 1940 Act or a business development company as defined in section 2(a)(48) of that Securities Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of ERISA if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(b)	any private business development company as defined in section 202(a)(22) of the 1940 Act;

(c)
any organization described in section 501(c)(3) of the Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(d)	any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(e)	any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000;

(f)
any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(g)	any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person); or

(h)	any entity in which all of the equity owners are accredited investors.
Associated Person: Every sole proprietor, partner, officer, director or branch manager of any FINRA member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who directly or indirectly controls or is controlled by a FINRA member, whether or not any such person is registered or exempt from registration with FINRA, or any natural person registered or who has applied for registration under the rules administered by FINRA.
Beneficial Interest: Any economic interest, such as the right to share in gains or losses. The receipt of a management or performance-based fee for operating a collective investment vehicle, or other fees for acting in a fiduciary capacity, does not constitute a beneficial interest in the account.
Broker-Dealer: Any entity registered as a broker-dealer with the Securities and Exchange Commission, a FINRA member firm and/or a person or entity, foreign or domestic, engaged in the business of effecting transactions in securities or the investment banking business.
Collective Investment Vehicle: Any hedge fund, investment partnership, investment corporation or other collective investment vehicle that is engaged primarily in the purchase and/or sale of securities.

Covered Non-Public Company: Any non-public company satisfying any of the following criteria: (a) income of at least $1 million in the last fiscal year or in two of the last three fiscal years and shareholders’ equity of at least $15 million; (b) shareholders’ equity of at least $30 million and a two-year operating history; or (c) total assets and total revenue of at least $75 million in the latest fiscal year or in two of the last three fiscal years.
Covered Person: Any of the following:

(a)	an executive officer or director of a Public Company;

(b)	an executive officer or director of a Covered Non-Public Company; or

(c)	a person who receives Material Support from an executive officer or director of a Public Company or a Covered Non-Public Company.
Foreign Bank: A bank organized under foreign law, or an agency, branch or office located outside the United States of a bank. The term does not include an agent, agency, branch or office within the United States of a bank organized under foreign law.
Foreign Shell Bank: A Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate.
Government Entity: Any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority or instrumentality in any jurisdiction exercising executive, legislative, regulatory or administrative functions of or pertaining to government.
Immediate Family: With respect to a Senior Political Figure, typically includes the political figure’s spouse, parents, siblings, children and spouse’s parents or siblings.
Immediate Family Member: With respect to a Restricted Person, a person’s parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law and children, and any other person to whom the person provides Material Support (as defined below).
Investment Club: A group of friends, neighbors, business associates or others that pool their money to invest in stock or other securities and collectively are responsible for making investment decisions.
Limited Business Broker-Dealer: Any broker-dealer whose authorization to engage in the securities business is limited solely to the purchase and sale of investment company/variable contracts securities and direct participation program securities.
Material Support: Directly or indirectly providing more than 25% of a person’s income in the prior calendar year. Immediate Family Members living in the same household are deemed to be providing each other with material support.
New Issue Securities: Any initial public offerings of equity securities, foreign or domestic, except the following:

(a)
offerings made pursuant to an exemption under Section 4(a)(1), 4(a)(2) or 4(a)(6) of the Securities Act, (ii) Rule 504 under the Securities Act if the securities are “restricted securities” as defined in Rule 144(a)(3) under the Securities Act, or (iii) Rule 144A, Rule 505 or Rule 506 under the Securities Act;

(b)	offerings of exempted securities as defined in Section 3(a)(12) of the Exchange Act and the rules promulgated thereunder;

(c)	offerings of securities of a commodity pool operated by a commodity pool operator as defined under Section 1a(5) of the Commodity Exchange Act, as amended;

(d)	rights offerings, exchange offers or offerings made pursuant to a merger or acquisition;

(e)	offerings of investment grade asset-backed securities;

(f)	offerings of convertible securities;

(g)	offerings of preferred securities;

(h)	offerings of an investment company registered under the 1940 Act;

(i)	offerings of securities (in ordinary share form or ADRs registered on Form F-6) that have a pre-existing market outside of the United States; and

(j)
offerings of a business development company as defined in Section 2(a)(48) of the 1940 Act, a direct participation program as defined in FINRA Rule 2310(a)(4), or a real estate investment trust as defined in Section 856 of the Code.

Non-Cooperative Jurisdiction: Any foreign country or territory that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur. See http://www.fatf-gafi.org for the Financial Action Task Force on Money Laundering’s list of non-cooperative countries and territories.
Physical Presence: A place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (a) employs one or more individuals on a full-time basis; (b) maintains operating records related to its banking activities; and (c) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.
Portfolio Manager: Any person or entity who has authority to buy or sell securities for a bank, savings and loan institution, insurance company, investment company, investment adviser or Collective Investment Vehicle, other than (i) an investment vehicle beneficially owned solely by Immediate Family Members or (ii) an Investment Club.
Public Company: Any company that is registered under Section 12 of the Exchange Act or any company that files periodic reports pursuant to Section 15(d) of the Exchange Act.
Qualified Purchaser:3 Any:

(a)
natural person (including any person who holds a joint, community property, or other similar shared ownership interest in an issuer that is excepted under section 3(c)(7) with that person’s qualified purchaser spouse) who owns not less than $5,000,000 in investments, as defined by the Securities and Exchange Commission;

(b)
any company that owns not less than $5,000,000 in investments and that is owned directly or indirectly by or for 2 or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations, or trusts established by or for the benefit of such persons;

(c)
any trust that is not covered by clause (b) and that was not formed for the specific purpose of acquiring the securities offered, as to which the trustee or other person authorized to make decisions with respect to the trust, and each settlor or other person who has contributed assets to the trust, is a person described in clause (a), (b), or (d); or

__________________________
3This definition of “Qualified Purchaser” has been provided for the Subscriber’s ease of reference. This definition notwithstanding, “Qualified Purchaser” shall have the definition set forth in Section 2(a)(51) of the 1940 Act and the rules promulgated thereunder, and would generally include individuals with more than $5,000,000 of “investments” (as that term is defined in the 1940 Act) and a person who owns or invests on a discretionary basis (for its own account or the accounts of others) at least $25,000,000 of “investments”. In the event of a conflict, the language of the 1940 Act shall prevail.

(d)	any person, acting for its own account or the accounts of other qualified purchasers, who in the aggregate owns and invests on a discretionary basis, not less than $25,000,000 in investments.
Qualified Plan: A tax qualified pension or retirement plan in which at least 100 employees participate that is maintained by an employer that is organized in the U.S. or is a U.S. Government Entity.
Regulated Affiliate: A Foreign Shell Bank that: (a) is an affiliate of a depository institution, credit union, or Foreign Bank that maintains a Physical Presence in the U.S. or a foreign country, as applicable; and (b) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or Foreign Bank.
Related Person: With respect to any entity, any interest holder, director, senior officer, trustee, beneficiary or grantor of such entity; provided that in the case of an entity that is a Publicly Company or a Qualified Plan, the term “Related Person” shall exclude any interest holder holding less than 5% of any class of securities of such Publicly Company and beneficiaries of such Qualified Plan.
Restricted Person: Any of the following:

(a)	a Broker-Dealer, or a subsidiary of a Broker-Dealer;

(b)	an officer, director, general partner, Associated Person, agent engaged in the investment banking or securities business, or employee of a Broker-Dealer, other than a Limited Business Broker-Dealer;

(c)	an Immediate Family Member of a person described in (b) above;

(d)
(1) a finder with respect to offerings of New Issue Securities, (2) a person or entity who acts in a fiduciary capacity to a managing underwriter of New Issue Securities, including, among others, an attorney, accountant or financial consultant or (3) an Immediate Family Member of such a person who provides Material Support to, or receives Material Support from, such person;

(e)
a Portfolio Manager (i.e., a person or entity who has the authority to buy or sell securities) for a bank, savings and loan institution, insurance company, investment company, investment advisor or Collective Investment Vehicle other than (1) an investment vehicle beneficially owned solely by Immediate Family Members or (2) an Investment Club;

(f)	an Immediate Family Member of a Portfolio Manager and receive Material Support from, or provide Material Support to, such person;

(g)
a person or entity listed or required to be listed on Schedule A* of Form BD of a Broker-Dealer (other than a Limited Business Broker-Dealer), except for persons or entities identified by an ownership code of less than 10% on Schedule A* of that Broker-Dealer;

(h)
a person or entity who is listed or required to be listed on Schedule B** of Form BD of a Broker-Dealer (other than a Limited Business Broker-Dealer), except if you are so listed or required to be listed solely because of your ownership interest in a person or entity listed or required to be listed on Schedule A* of a Broker-Dealer that is identified by an ownership code of less than 10% on Schedule A* of that Broker-Dealer;

(i)
a person or entity listed or required to be listed on Schedule C of Form BD for a Broker-Dealer other than a Limited Business Broker-Dealer and would meet the criteria to in clauses (g) or (h) above. Schedule C is used to amend Schedules A* and B** of Form BD and would therefore list persons or entities within the categories on Schedules A* and B**, but not currently listed on such Schedules;

(j)
a person or entity who (1) directly or indirectly owns 10% or more of a public reporting company not listed on a national securities exchange that is listed or required to be listed on Schedule A* of Form BD of a Broker-Dealer, other than a Limited Business Broker-Dealer, or (2) directly or indirectly owns 25% or more of a public reporting company not listed on a national securities exchange that is listed or required to be listed on Schedule B** to Form BD for a Broker-Dealer, other than a Limited Business Broker-Dealer; or

(k)	an Immediate Family Member or affiliate of a person or entity described in clauses (g), (h), (i) or (j) above.
Senior Political Figure: (a) A current or former senior official in the executive, legislative, administrative, military or judicial branches of a U.S. or non-U.S. government (whether elected or not), a current or former senior official of a major U.S. or non-U.S. political party, or a current or former senior executive of a U.S. or non-U.S. government-owned or government funded commercial enterprise (including quasi-governmental and supra-national organizations); (b) a corporation, business, or other entity that has been formed by or for the benefit of, or is significantly owned or controlled by, any such individual; (c) an Immediate Family member of any such individual; and (d) a person who is widely and publicly known (or is actually known by the Subscriber) to maintain a close personal or professional relationship with such an individual. For purposes of this definition, a “senior official” or “senior executive” means an individual with substantial authority over policy, operations, or the use of government-owned resources.

SCHEDULE I
Form PF Categories
(a) An individual that is a U.S. person4 (trusts of a U.S. person and Joint Subscribers that are U.S. persons must check this box)
(b) An individual that is not a U.S. person (trusts of a person that is not a U.S. person, and Joint Subscribers that are not U.S. persons, must check this box)
(c) A broker‑dealer
(d) An insurance company
(e) An investment company registered with the SEC
(f) A private fund5
(g) A non‑profit
(h) A pension plan (excluding governmental pension plans)
(i) A banking or thrift institution (proprietary)
(j) A state or municipal government entity6 (excluding governmental pension plans)
(k) A state or municipal governmental pension plan
(l) A sovereign wealth fund or foreign official institution
(m) An investor that is not a United States person and about which the foregoing beneficial ownership information is not known and cannot reasonably be obtained because the beneficial interest is held through a chain involving one or more third‑party intermediaries
(n) Other (please specify in detail)

___________________________

4For purposes only of this Schedule I, “U.S. person” means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non‑discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if: (a) organized or incorporated under the laws of any foreign jurisdiction; and (b) formed by a U.S. person principally for the purpose of investing in securities not registered under the U.S. Securities Act of 1933, as amended, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts.

5A “private fund” is any Subscriber that would be an investment company as defined in section 3 of the Investment Company Act of 1940 but for section 3(c)(1) or 3(c)(7) of that Act.
6For purposes only of this Schedule I, a “government entity” is any U.S. state or political subdivision of a state, including (i) any agency, authority, or instrumentality of the U.S. state or political subdivision; (ii) a plan or pool of assets controlled by the U.S. state or political subdivision or any agency, authority, or instrumentality thereof; and (iii) any officer, agent, or employee of the U.S. state or political subdivision or any agency, authority, or instrumentality thereof, acting in their official capacity.